UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-22085

Tortoise Total Return Fund, LLC
(Exact name of registrant as specified in charter)

11550 Ash Street, Suite 300, Leawood, KS 66211
(Address of principal executive offices) (Zip code)

David J. Schulte
11550 Ash Street, Suite 300, Leawood, KS 66211
(Name and address of agent for service)

913-981-1020
Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period:  June 30, 2009

Item 1. Report to Stockholders.

TORTOISE TOTAL RETURN FUND, LLC

2010 SEMI-ANNUAL REPORT

Tortoise Total Return Fund, LLC
SCHEDULE OF INVESTMENTS
(Unaudited)
	June 30, 2010
	Shares	Fair Value
Master Limited Partnerships and Related Companies - 99.9% (1)
Crude/Refined Products Pipelines - 43.1% (1)
Blueknight Energy Partners, L.P. (2)	11,752	$98,717
Buckeye Partners, L.P.	28,800	1,700,352
Enbridge Energy Partners, L.P.	26,200	1,373,404
Holly Energy Partners, L.P.	23,300	1,021,006
Kinder Morgan Energy Partners, L.P.	12,100	787,226
Kinder Morgan Management, LLC (3)	36,932	2,089,990
Magellan Midstream Partners, L.P.	49,800	2,328,150
NuStar Energy L.P.	23,200	1,331,448
Plains All American Pipeline, L.P.	33,600	1,972,320
Sunoco Logistics Partners L.P.	24,500	1,764,000
		14,466,613

Natural Gas/Natural Gas Liquids Pipelines - 39.4% (1)
Boardwalk Pipeline Partners, LP	45,100	1,356,608
Duncan Energy Partners L.P.	12,000	319,680
El Paso Pipeline Partners, L.P.	35,400	1,014,918
Energy Transfer Equity, L.P.	37,000	1,248,750
Energy Transfer Partners, L.P.	36,000	1,670,400
Enterprise Products Partners L.P.	72,500	2,564,325
Niska Gas Storage Partners LLC	11,900	220,864
ONEOK Partners, L.P.	21,200	1,362,948
PAA Natural Gas Storage, L.P.	7,186	171,242
Spectra Energy Partners, LP	28,700	974,078
TC PipeLines, LP	16,300	667,648
Williams Partners, L.P.	29,500	1,286,790
Williams Pipeline Partners L.P.	11,200	361,984
		13,220,235

Natural Gas Gathering/Processing - 14.3% (1)
Copano Energy, L.L.C.	28,900	794,172
DCP Midstream Partners, LP	21,400	683,516
MarkWest Energy Partners, L.P.	22,200	726,384
Regency Energy Partners LP	45,210	1,092,274
Targa Resources Partners LP	40,465	1,037,523
Western Gas Partners LP	20,600	456,290
		4,790,159

Propane Distribution - 3.1% (1)
Inergy, L.P.	26,348	1,042,590

Total Master Limited Partnerships and Related Companies (Cost $23,223,659)		33,519,597

Short-Term Investment - 0.4% (1)
Investment Company - 0.4% (1)
Fidelity Institutional Government Portfolio - Class I, 0.04%(4) (Cost $144,947)	144,947	144,947

Total Investments - 100.3% (1) (Cost $23,368,606)		33,664,544
Liabilities in Excess of Cash and Other Assets - (0.3%) (1)		(98,914)
Total Members' Capital - 100.0% (1)		$33,565,630

(1) Calculated as a percentage of members' capital.
(2) Non-income producing.
(3) Security distributions are paid-in-kind.
(4) Rate indicated is the current yield as of June 30, 2010.

See accompanying Notes to the Financial Statements.

Tortoise Total Return Fund, LLC
STATEMENT OF FINANCIAL CONDITION
(Unaudited)

June 30, 2010
Assets
Investments at fair value (cost $23,368,606)	$33,664,544
Receivable for Adviser expense reimbursement	23,917
Prepaid expenses and other assets	16,702
Total assets	$33,705,163

Liabilities and Members' Capital
Liabilities:
Payable to Adviser	$103,638
Accrued expenses and other liabilities	35,895
Total liabilities	139,533
Members' capital (33,883.603 units outstanding)	33,565,630
Total liabilities and members' capital	$33,705,163
Membership unit value (members' capital divided by
units outstanding at end of period)	$990.62

See accompanying Notes to the Financial Statements.

Tortoise Total Return Fund, LLC
STATEMENT OF OPERATIONS
(Unaudited)	Period from January 1, 2010 through June 30, 2010

Investment Income
Distributions from master limited partnerships	$956,313
Less return of capital on distributions	(957,483)
Net distributions from master limited partnerships	(1,170)
Dividends from money market mutual funds	125
Total Investment Income	(1,045)

Operating Expenses
Advisory fees	198,586
Directors' fees	17,083
Fund accounting fees	14,876
Professional fees	13,132
Insurance Expense	12,279
Administrator fees	7,439
Franchise tax fees	830
Custodian fees and expenses	828
Other expenses	814
Total Operating Expenses	265,867
Less expense reimbursement by Adviser	(45,827)
Net Expenses	220,040
Net Investment Loss	(221,085)

Realized and Unrealized Gain on Investments
Net realized gain on investments	1,887,949
Net unrealized appreciation of investments	1,835,617
Net Realized and Unrealized Gain on Investments	3,723,566

Net Increase in Members' Capital Resulting from Operations	$3,502,481

See accompanying Notes to the Financial Statements.

Tortoise Total Return Fund, LLC
STATEMENT OF CHANGES IN MEMBERS' CAPITAL

	Period from January 1, 2010 through June 30, 2010	Year Ended December 31, 2009
	(Unaudited)
Operations
Net investment loss	$(221,085)	$(322,040)
Net realized gain (loss) on investments	1,887,949	(1,946,299)
Net unrealized appreciation of investments	1,835,617	13,745,655
Net increase in members' capital resulting from operations	3,502,481	11,477,316
Capital Transactions
Proceeds from issuance of 2,256.780 and 4,152.479 units, respectively	2,000,000	3,000,000
Net increase in members' capital resulting from capital transactions	2,000,000	3,000,000
Total increase in members' capital	5,502,481	14,477,316
Members' Capital
Beginning of period	28,063,149	13,585,833
End of period	$33,565,630	$28,063,149

See accompanying Notes to the Financial Statements.

Tortoise Total Return Fund, LLC
FINANCIAL HIGHLIGHTS
	Period from January 1, 2010 through June 30, 2010		Year Ended December 31, 2009		Year Ended December 31, 2008		Period from June 29, 2007 (1) through December 31, 2007
	(Unaudited)

Per Unit Data (2)
Membership Unit Value, beginning of period	$887.32		$494.49		$957.24		$-
Offering price	-		-		-		1,000.00
Income (loss) from Investment Operations:
Net investment loss(3) (4)	(6.73)		(11.16)		(8.48)		(6.29)
Net realized and unrealized gain (loss) on investments (4)	110.03		403.99		(454.27)		(36.47)
Total increase (decrease) from investment operations	103.30		392.83		(462.75)		(42.76)
Membership Unit Value, end of period	$990.62		$887.32		$494.49		$957.24
Total Investment Return (5)	11.64%		79.44%		(48.34	) %	(4.28	) %

Supplemental Data and Ratios
Members' capital, end of period (000's)	$33,566		$28,063		$13,586		$20,294
Ratio of expenses to average members' capital before expense reimbursement (6)	1.74%		2.31%		3.14%		3.64%
Ratio of expenses to average members' capital after expense reimbursement (6)	1.44%		2.01%		3.14%		2.57%
Ratio of net investment loss to average members' capital before expense reimbursement (6)	(1.75	) %	(1.92	) %	(1.12	) %	(2.35	) %
Ratio of net investment loss to average members' capital after expense reimbursement (6)	(1.45	) %	(1.62	) %	(1.12	) %	(1.28	) %
Portfolio turnover rate (6)	28.84%		30.55%		60.61%		4.36%

(1) Commencement of Operations.
(2) Information presented relates to a unit outstanding for the entire period.
(3) Per unit data calculated using the average units outstanding method.
(4) The per unit data for the periods ended December 31, 2009, 2008 and 2007 does not reflect the change in estimate of investment income and return of capital for the respective period. See Note 2C to the financial statements for further disclosure.
(5) Not annualized for periods less than a year. Total investment return is calculated assuming the purchase of a unit at the offering price or membership unit value at the beginning of the period and a sale at the membership unit value at the end of the period.
(6) Annualized for periods less than a year.

See accompanying Notes to the Financial Statements.

TORTOISE TOTAL RETURN FUND, LLC
NOTES TO THE FINANCIAL STATEMENTS
June 30, 2010
(Unaudited)

1.	Organization
Tortoise Total Return Fund, LLC (the "Company"), organized as a Delaware limited liability company on May 17, 2007, was created to provide an efficient vehicle for institutions to gain exposure to the energy infrastructure sector, primarily publicly traded master limited partnerships (MLPs) and their affiliates.  The Company is a non-diversified, closed-end management investment company under the Investment Company Act of 1940.  The Company is treated as a partnership for federal income tax purposes.  The business and affairs of the Company are managed by the Board of Directors, a majority of which are not interested persons of the Adviser or its affiliates.  The Company commenced operations on June 29, 2007.

2.	Significant Accounting Policies
A. Use of Estimates – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B. Investment Valuation – The Company primarily owns securities that are listed on a securities exchange or over-the-counter market. The Company values those securities at their last sale price on that exchange on the valuation date.  If the security is listed on more than one exchange, the Company uses the price from the exchange that it generally considers to be the principal exchange on which the security is traded. Securities listed on the NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price.  If there has been no sale on such exchange or over-the-counter market on such day, the security will be valued at the mean between the last bid price and last ask price on such day.

The Company may invest in restricted securities.  Restricted securities are subject to statutory or contractual restrictions on their public resale, which may make it more difficult to obtain a valuation and may limit the Company’s ability to dispose of them. Investments in restricted securities and other securities for which market quotations are not readily available will be valued in good faith by using fair value procedures approved by the Board of Directors.  Such fair value procedures consider factors such as securities with similar yields, quality, type of issue, coupon and rating.  If events occur that affect the value of the Company’s portfolio securities before the membership unit value has been calculated (a “significant event”), the portfolio securities so affected will generally be priced using a fair value procedure.

An equity security of a publicly traded company acquired in a direct placement transaction may be subject to restrictions on resale that can affect the security’s liquidity and fair value.  Such securities that are convertible into or otherwise will become freely tradable will be valued based on the market value of the freely tradable security less an applicable discount.  Generally, the discount will initially be equal to the discount at which the Company purchased the securities.  To the extent that such securities are convertible or otherwise become freely tradable within a time frame that may be reasonably determined, an amortization schedule may be used to determine the discount.

The Company generally values debt securities at prices based on market quotations for such securities, except those securities purchased with 60 days or less to maturity are valued on the basis of amortized cost, which approximates market value.

C. Security Transactions and Investment Income – Security transactions are accounted for on the date the securities are purchased or sold (trade date).  Realized gains and losses are reported on an identified cost basis.  Interest income, if any, is recognized on the accrual basis, including amortization of premiums and accretion of discounts.  Dividend and distribution income is recorded on the ex-dividend date.  Distributions received from investments in master limited partnerships (“MLPs”) generally are comprised of ordinary income, capital gains and return of capital from the MLP.  Investment income and return of capital is recorded based on estimates made at the time such distributions are received.  Such estimates are based on historical information available from each MLP and other industry sources.  These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year-end of the Company.

For the period from January 1, 2009 through December 31, 2009, the Company estimated the allocation of investment income and return of capital for the distributions received from MLPs within the Statement of Operations.  For this period, the Company had estimated approximately 13 percent as investment income and approximately 87 percent as return of capital.

Subsequent to December 31, 2009, the Company reallocated the amount of investment income and return of capital it recognized for the period from January 1, 2009 through December 31, 2009 based on the 2009 tax reporting information received from the individual portfolio companies. This reclassification amounted to a decrease in net investment income of approximately $105,500 or $3.115 per membership unit, an increase in unrealized appreciation of investments of approximately $91,100 or $2.689 per membership unit and an increase in realized gains on investments of approximately $14,400 or $0.426 per membership unit in the accompanying Statement of Operations.

D. Distributions to Members – For the period from January 1, 2010 through June 30, 2010, the Company did not make any distributions to its members.  However, if a member has indicated to the Company in writing a desire to receive cash distributions, the Board of Directors has amended the distribution policy to target distributions on a quarterly basis, subject to applicable limitations in the 1940 Act, in an amount of at least 95 percent of distributable cash flow on an annual basis to such member in accordance with the member’s percentage interest in the Company, and for all other members, to adjust each such member’s respective capital account by the amount of any such distribution declared by the Board that would otherwise be payable to such member.

E.  Capital Accounts and Allocation of Income, Loss and Credits – The Company maintains a separate capital account for each member.  In general, the capital account of each member is increased by the amount of money contributed by the member to purchase units and by any income and gain allocated to the member.  The capital account of each member is reduced by any amounts of money distributed to the member and by any loss allocated to the member.  The Company generally allocates income, loss and credits to each member in accordance with its percentage interest, including allocations for tax purposes.  A member’s liability is limited to the amount of the member’s capital contribution to the Company.

F.  Unit Issuances and Redemptions - The number of units issued is determined by dividing the total contribution made by the member by the membership unit value as determined at any time within two business days prior to the closing of such issuance in accordance with Section 23(b) of the 1940 Act.  At the discretion of the Board of Directors, liquidity may be provided to members through a tender offer process that could occur as often as quarterly or semi-annually, subject to investment liquidity, the number of members of the Company and other factors.  Units will be repurchased at a price equal to the membership unit value as of the close of the business day on the valuation date.  Repurchases of units from members may be paid, at the discretion of the Board of Directors, in cash, or by the distribution of securities in-kind, or partly in cash and partly in-kind.  The Company generally does not expect to distribute securities in-kind, except in the unlikely event that making a cash payment would result in a material adverse effect on the Company or its members not tendering units for repurchase.  Any in-kind distribution of securities will be valued at fair value in accordance with the terms of the Company’s Operating Agreement and will be distributed to all tendering members on a proportional basis.

G. Federal, State and Local Taxation – The Company is treated as a partnership for federal income tax purposes.  As such, the Company will not be subject to federal income tax.  Instead, each investor will be required to report on its federal income tax returns its allocable share of the Company’s ordinary income or loss, capital gain or loss, credits, tax preferences and other tax items for each tax year of the Company ending within or with such investor’s tax year, however, possibly subject to various limitations on the use of losses and deductions.  In addition to federal income tax consequences, the Company may be subject to various state and local taxes and may be required to withhold amounts from investor distributions for purposes of satisfying state and local tax obligations, and investors may have state and local tax consequences with respect to their investment.  The MLPs in which the Company invests will likely operate in several states and investors may have state and local tax reporting in any state in which these MLPs operate.

As of June 30, 2010, the aggregate cost of securities for federal income tax purposes was $21,735,827.  At June 30, 2010, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $12,160,192, the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $231,475 and the net unrealized appreciation was $11,928,717.

H. Organization Expenses and Offering Costs - The Adviser was responsible for paying all organizational expenses. The Company is responsible for paying all offering expenses.

I. Indemnifications - Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company may enter into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

J. Recent Accounting Pronouncement
On January 21, 2010, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update No. 2010-06, Improving Disclosures about Fair Value Measurements, which amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, and requires additional disclosures regarding fair value measurements. Specifically, the amendment requires reporting entities to disclose (i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions, (ii) transfers between all levels (including Level 1 and Level 2) on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer, and (iii) purchases, sales, issuances, and settlements on a gross basis in the Level 3 rollforward rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009; however, the requirement to provide the Level 3 activity for purchases, sales, issuances, and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010. The Company has adopted the disclosures required by this amendment, which did not have a material impact on the financial statements.

3.	Concentration of Risk
The Company will invest at least 80 percent of total assets (including assets obtained through anticipated leverage) in securities of companies in the energy infrastructure sector. The Company may invest up to 100 percent of total assets in restricted securities purchased directly from issuers.  The Company may, for defensive purposes, temporarily invest all or a significant portion of its assets in investment grade securities, short-term debt securities and cash or cash equivalents. To the extent the Company uses this strategy, it may not achieve its investment objective.

4.	Agreements
The Company had an Investment Advisory Agreement with Tortoise Capital Advisors, L.L.C. (the “Adviser”). Under the terms of the agreement, the Company paid the Adviser a fee equal to an annual rate of 1.30 percent of the Company's average monthly total assets (including any assets attributable to leverage) minus the sum of accrued liabilities (other than debt entered into for purposes of leverage and the aggregate liquidation preference of outstanding preferred shares, if any) ("Managed Assets"), in exchange for the investment advisory services provided.

The Adviser has contractually agreed to waive fees in the amount of 0.30 percent of average monthly Managed Assets for the period from January 1, 2009 through December 31, 2010. The management fee will be paid quarterly within five days after the end of each calendar quarter.

U.S. Bancorp Fund Services, LLC serves as the Company's fund and investor accounting service provider.  The Company pays the fund and investor accounting service provider a monthly fee computed at an annual rate of 0.04 percent of the first $1,000,000,000 of the Company's Managed Assets, 0.03 percent on the next $1,000,000,000 of Managed Assets and 0.02 percent on the balance of the Company's Managed Assets, subject to a minimum annual fee of $30,000.

U.S. Bancorp Fund Services, LLC also serves as the Company's administrator.  The Company pays the administrator a monthly fee computed at an annual rate of 0.0125 percent of the Company's Managed Assets, subject to a minimum annual fee of $15,000.

U.S. Bank, N.A. serves as the Company's custodian. The Company pays the custodian a monthly fee computed at an annual rate of 0.004 percent of the Company’s portfolio assets, plus portfolio transaction fees.

5.	Fair Value of Financial Instruments
Various inputs are used in determining the value of the Company’s investments.  These inputs are summarized in the three broad levels listed below:

▪	Level 1 – quoted prices in active markets for identical investments
▪	Level 2 – other significant observable inputs (including quoted prices for similar investments, market corroborated inputs, etc.)
▪	Level 3 – significant unobservable inputs (including the Company’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following table provides the fair value measurements of applicable Company assets by level within the fair value hierarchy as of June 30, 2010.  These assets are measured on a recurring basis.

	Fair Value at
Description	June 30, 2010	Level 1	Level 2	Level 3
Equity Securities:
Master Limited Partnerships and Related Companies(a)	$33,519,597	$33,519,597	$-	$-
Total Equity Securities	33,519,597	33,519,597	-	-
Other:
Short-Term Investment(b)	144,947	144,947	-	-
Total Other	144,947	144,947	-	-
Total	$33,664,544	$33,664,544	$-	$-

(a)  All other industry classifications are identified in the Schedule of Investments.
(b)  Short-term investment is a sweep investment for cash balances in the Company at June 30, 2010.

Valuation Techniques
In general, and where applicable, the Company uses readily available market quotations based upon the last updated sales price from the principal market to determine fair value.  This pricing methodology applies to the Company’s Level 1 investments.

There were no transfers between Level 1 and Level 2 for the period from January 1, 2010 through June 30, 2010.

6.	Investment Transactions
For the period ended June 30, 2010, the Company purchased (at cost) and sold securities (proceeds received) in the amount of $7,316,920 and $4,339,135 (excluding short-term and government securities), respectively.

7.	Members’ Units
The Company has 33,883.603 units authorized and outstanding at June 30, 2010.  Transactions in members’ units for the period ended June 30, 2010, were as follows:

Members’ units at December 31, 2009                                                                                     31,626.823
Units issued to members                                                                                                             2,256.780
Members’ units at June 30, 2010                                                                                              33,883.603

8.	Subsequent Events
The Company has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

Additional Information (Unaudited)

Director and Officer Compensation
The Company does not compensate any of its directors who are interested persons nor any of its officers.  For the period ended June 30, 2010, the aggregate compensation paid by the Company to the independent directors was $16,000.  The Company did not pay any special compensation to any of its directors or officers.

Forward-Looking Statements
This report contains “forward-looking statements” within the meaning of the Securities Act of 1933. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements.

Proxy Voting Policies
A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities owned by the Company and information regarding how the Company voted proxies relating to the portfolio of securities during the 12-month period ended June 30, 2010 are available to stockholders (i) without charge, upon request by calling the Company at (913) 981-1020 or toll-free at (866) 362-9331 and (ii) on the SEC’s Web site at www.sec.gov.

Form N-Q
The Company files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q.  The Company’s Form N-Q is available without charge upon request by calling the Company at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov.  In addition, you may review and copy the Company’s Form N-Q at the SEC’s Public Reference Room in Washington D.C.  You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Statement of Additional Information
The Statement of Additional Information (“SAI”) includes additional information about the Company’s directors and is available upon request without charge by calling the Company at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov.

Privacy Policy
In order to conduct its business, the Company collects and maintains certain nonpublic personal information about its unit holders of record with respect to their transactions in shares of the Company’s securities.  This information includes the unit holder’s address, tax identification or Social Security number, share balances, and dividend elections.

We do not disclose any nonpublic personal information about you, the Company’s other unit holders or the Company’s former unit holders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about the Company’s unit holders to those employees who need to know that information to provide services to our unit holders.  We also maintain certain other safeguards to protect your nonpublic personal information.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

There have been no changes in the portfolio managers identified in response to this Item in the Registrant's most recent annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 1/1/10-1/31/10	0	0	0	0
Month #2 2/1/10-2/28/10	0	0	0	0
Month #3 3/1/10-3/31/10	0	0	0	0
Month #4 4/1/10-4/30/10	0	0	0	0
Month #5 5/1/10-5/31/10	0	0	0	0
Month #6 6/1/10-6/30/10	0	0	0	0
Total	0	0	0	0

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The Registrant’s President and Chief Executive Officer and its Chief Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy Item 2 requirements through filing of an exhibit.  Not applicable.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.  None.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.  Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Tortoise Total Return Fund, LLC

Date: August 11, 2010	By:	/s/ Kenneth P. Malvey
Kenneth P. Malvey
Chief Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Tortoise Total Return Fund, LLC

Date: August 11, 2010	By:	/s/ Kenneth P. Malvey
Kenneth P. Malvey
Chief Executive Officer

Tortoise Total Return Fund, LLC

Date: August 11, 2010	By:	/s/ Terry Matlack
Terry Matlack
Chief Financial Officer